Fourth Quarter 2023 Investor Presentation Exhibit 99.1 Enterprise Financial Services Corp

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Enterprise Financial Services Corp Guiding People to a Lifetime of Financial Success Company Highlights Vision To be a company where our associates are proud to work, that delivers ease of navigation to our customers and value to our investors, while helping our communities flourish. Target Market Privately held businesses, business owners and professionals in vibrant and high growth markets of Arizona, California, Florida, Kansas, Missouri, Nevada and New Mexico. • EFSC incorporated in 1996 • Enterprise Bank & Trust chartered as a Missouri trust company • 1,100+ associates • Nasdaq listed: ◦ Common stock trading symbol EFSC ◦ Depositary shares trading symbol EFSCP Growth History $5.3 $5.6 $7.3 $9.8 $13.5 $13.1 $14.5 $4.4 $6.1 $8.5 $11.3 $0.9 $1.2 $1.3 $2.2 EFSC Assets Merger Contribution 2017 2018 2019 2020 2021 2022 2023 In Billions 3

Key Metrics

ENTERPRISE Financial Services Corp

		ENTERPRISE Financial Services Corp	Peer Banks $10-50B Median[3]	Peer Banks $10-50B Top Quartile[3]
FY2023				
Profitability	Return on average assets[(1)]	1.41 %	0.95 %	1.22 %
	Return on average tangible common equity[(1)]	16.25 %	13.47 %	17.11 %
	Net interest margin	4.43 %	3.29 %	3.53 %
	Efficiency ratio[(2)]	53.42 %	57.53 %	51.16 %
Balance Sheet	Tangible common equity/tangible assets[(1)]	8.96 %	8.33 %	9.68 %
	Loan/deposit ratio	89.39 %	87.58 %	95.22 %
Credit	Nonperforming assets/assets	0.34 %	0.32 %	0.18 %
	Allowance for credit losses/loans	1.24 %	1.17 %	1.35 %
FY2022				
Profitability	Return on average assets[(1)]	1.52 %	1.15 %	1.32 %
	Return on average tangible common equity[(1)]	19.10 %	15.58 %	17.87 %
	Net interest margin	3.89 %	3.29 %	3.46 %
	Efficiency ratio[(2)]	49.77 %	53.49 %	48.98 %
Balance Sheet	Tangible common equity/tangible assets[(1)]	8.43 %	7.40 %	8.54 %
	Loan/deposit ratio	89.92 %	83.07 %	92.18 %
Credit	Nonperforming assets/assets	0.08 %	0.25 %	0.17 %
	Allowance for credit losses/loans	1.41 %	1.09 %	1.29 %
FY2021				
Profitability	Return on average assets[(1)]	1.50 %	1.28 %	1.49 %
	Return on average tangible common equity[(1)]	18.29 %	15.48 %	16.96 %
	Net interest margin	3.41 %	2.98 %	3.18 %
	Efficiency ratio[(2)]	49.47 %	56.30 %	49.52 %
Balance Sheet	Tangible common equity/tangible assets[(1)]	8.13 %	8.43 %	9.28 %
	Loan/deposit ratio	79.49 %	70.79 %	80.93 %
Credit	Nonperforming assets/assets	0.23 %	0.30 %	0.18 %
	Allowance for credit losses/loans	1.61 %	1.17 %	1.36 %

(1) Non-GAAP Measure, Refer to Appendix for Reconciliation. (2) Tax equivalent; excludes amortization on intangibles. (3) FY2023 results available as of January 26, 2024.

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Executive Leadership Team JAMES B. LALLY 56, President & Chief Executive Officer, EFSC Enterprise Tenure – 20 years KEENE S. TURNER 44, SEVP, Chief Financial Officer, EFSC Enterprise Tenure – 10 years SCOTT R. GOODMAN 60, SEVP, President, Enterprise Bank & Trust Enterprise Tenure – 20 years DOUGLAS N. BAUCHE 54, SEVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 23 years MARK G. PONDER 53, SEVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 11 years NICOLE M. IANNACONE 44, SEVP, Chief Legal Officer, Enterprise Bank & Trust Enterprise Tenure – 9 years BRIDGET HUFFMAN 41, SEVP, Chief Risk Officer, Enterprise Bank & Trust Enterprise Tenure – 13 years 5

Company Snapshot - EFSC Total Assets $14.5 Billion Market Cap* Operates in St. Louis Kansas City Phoenix $1.6 Billion • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Commercial and Specialty Lending ◦ SBA ◦ Specialty Deposits ◦ Card Services ◦ Treasury Management • Relationship Sales Model Focused on Privately-Owned Businesses • Diversified Deposit Base • Strong Balance Sheet with Attractive Risk Profile Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has deposit and SBA loan production offices across the country. San Diego Dallas *As of January 25, 2024 Orlando 6

Differentiated Business Model Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Community Banking • Business banking model • C&I focus • Treasury management services • CRE lending • Consumer loans/ deposits • 42 branch locations • 55 ATMs and ITMs Lending Specialties • National SBA lending • Sponsor Finance • Tax credit • Life insurance premium finance Deposit Specialties • Community associations • Property management • Third party escrow • Trust services Geographic Footprint •Midwest ◦ St. Louis, MO ◦ Kansas City, MO • Southwest ◦ Phoenix, AZ ◦ Los Alamos, NM ◦ Santa Fe, NM ◦ Albuquerque, NM ◦ Las Vegas, NV ◦ Dallas, TX •West ◦ Los Angeles, CA ◦ San Diego, CA Fee Income Sources • Deposit service charges •Wealth management • Card services • Tax credit Provides Multiple Channels to Drive Growth and Earnings 7

Best-In-Class Technology Partnerships Client journey supported by a competitive digital product set. Customer surveys Salesforce integrated with core for 360 client view Client Portal Online Banking integrated with treasury products Integrations for APIs for HOA/PM Positive Pay (Check & ACH) TARGET ONBOARD SERVICE PROTECT GROW Weiland Account Analysis 2024 Conversion to FIS Leading Core Solution 8

Treasury Management $2.2B in Assets Under Management Card Services Tax Credit Services Mortgage Banking Community Development Other Services Midwest Southwest West Specialty Lending Net Interest Income Noninterest Income Midwest 34.2% Southwest 15.5% West 12.5% Specialty Lending 37.8% $562.6 Million Wealth Management 14.6% Card Services 14.6% Tax Credit Income 13.4% Deposit Service Charges 24.1% BOLI 5.4% Community Development 5.8% Other income 22.1% $631.3 million 4.43% NIM 53.4% Core Efficiency Ratio(1) 2.1% PPNR ROAA(1) 16.4% ROATCE(1) Diversified Revenue Streams $68.7 Million Operating Revenue (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. Diversified Revenue (2023 financial data) 9

Regional and National Markets 1 Source: 2023 data for market rank and market share; S&P Global Market Intelligence. $3.9 $3.3 $1.6 $1.8 $2.8 $6.2 $1.8 $1.4 Loans* Deposits Specialty Midwest Southwest West $— $2.5 $5.0 MSA Branches Deposit Market Rank1 Deposit Market Share1 St. Louis, MO-IL 17 5 4.4% Kansas City, MO-KS 7 15 1.2% Phoenix-Mesa-Chandler, AZ 2 26 0.2% Los Alamos, NM 2 1 74.7% Santa Fe, NM 3 5 14.3% Albuquerque, NM 1 16 0.6% Las Vegas-Henderson-North Las Vegas, NV 1 28 0.1% San Diego-Chula Vista-Carlsbad, CA 2 8 2.6% Los Angeles-Long Beach-Anaheim, CA 6 36 0.2% Orlando-Kissimmee-Sanford, FL 1 43 —% In Billions * Excludes $269M of “Other” loans. 4Q23 Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 10

6.7% 8.0% 8.8% 11.8% 64.7% Focused Loan Growth Strategies Total Loans Specialty market segments represent 35% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $735 million in loans outstanding related to Federal, Historic, and Affordable Housing tax credits. $303 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $872 million in M&A related loans outstanding, partnering with SBIC and PE firms. Life Insurance Premium Finance $956 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.3 billion in loans outstanding in SBA 7(a) loans, including $908 million guaranteed. 11

Total Loan Trends $5,314 $7,225 $9,018 $9,737 $10,884 92.1% 90.5% 79.5% 89.9% 89.4% Loans PPP Loans/Deposits 2019 2020 2021 2022 2023 In Millions PPP $272 PPP $699 PPP $699 12

Portfolio Balance Pe rc en ta ge G ro w th $0.0B $0.5B $1.0B $1.5B $2.0B $2.5B $3.0B $3.5B $4.0B $4.5B $5.0B (50)% (25)% 0% 25% 50% 75% 100% CRE 30% Commercial/Construction RE C&I SBA Life Insurance Premium Finance Sponsor Finance Tax Credits Residential RE Other C&I 25% 4Q22 - 4Q23 Increase of $1.1 billion SBA (3%) LIPF 12% Tax Credits 15% RRE (2)% Sponsor Finance 21% Drivers of Loan Growth - Year over Year Other 2% 13

Total $10.9 billion Loans by Product Type Real Estate/ Rental/Leasing 25.4% Finance and Insurance 18.4% Accommodation/ Food Service 9.0% Manufacturing 6.5% Construction 6.4% Other Services 5.4% Other 28.9% Loans by Industry Type Fixed 39.0% Prime 25.8%SOFR 25.0% Other Adjustable 10.2% Loans by Rate Type • $4.3 billion of loans have a floor; nearly all loans with a floor have rates at or above the floor. • $51 million in Shared National Credits, or 0.5% of total loans Loan Portfolio CRE 32.7% Construction 6.2% Residential 3.3% Other 2.4% Sponsor Finance 8.0% LIPF 8.8% Tax Credit 6.7% SBA 11.8% C&I 20.1% 14

Office CRE (Non-owner Occupied) Total $482.0 Million Midwest 50.3% Southwest 29.6% West 14.9% Specialty 5.2% Office CRE Loans by Location Real Estate/ Rental/Leasing 85.2% Health Care and Social Assistance 3.3% Other 11.5% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.40 10 $ 145.2 $ 14.5 $5-10 Million 4.91 11 73.1 6.6 $2-5 Million 5.20 45 144.1 3.2 < $2 Million 5.22 207 119.6 0.6 Total 5.21 273 $ 482.0 $ 1.8 Office CRE Loans by Size $ In Millions• Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $14.3 million unfunded commitments 15

4Q23 4Q22 LTM Change C&I $ 2,186 $ 1,905 $ 281 CRE Investor Owned 2,292 2,176 116 CRE Owner Occupied 1,262 1,174 88 SBA loans* 1,282 1,312 (30) Sponsor Finance* 872 635 237 Life Insurance Premium Finance* 956 817 139 Tax Credits* 735 560 175 Residential Real Estate 360 380 (20) Construction and Land Development 670 535 135 Other 269 243 26 Total loans $ 10,884 $ 9,737 $ 1,147 *Specialty loan category. In Millions Loan Details - LTM 16

4Q23 3Q23 QTR Change C&I $ 2,186 $ 2,020 $ 166 CRE Investor Owned 2,292 2,260 32 CRE Owner Occupied 1,262 1,256 6 SBA loans* 1,282 1,309 (27) Sponsor Finance* 872 888 (16) Life Insurance Premium Finance* 956 928 28 Tax Credits* 735 684 51 Residential Real Estate 360 365 (5) Construction and Land Development 670 640 30 Other 269 267 2 Total loans $ 10,884 $ 10,617 $ 267 *Specialty loan category. In Millions Loan Details - QTR 17

Specialty Lending $3,382 $3,871 $3,898 4Q22 3Q23 4Q23 In Millions Midwest $3,214 $3,260 $3,338 4Q22 3Q23 4Q23 Southwest $1,242 $1,464 $1,566 4Q22 3Q23 4Q23 West $1,656 $1,755 $1,813 4Q22 3Q23 4Q23 Note: Excludes “Other” loans Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) Loan By Region 18

Deposit Details - LTM 4Q23 4Q22 LTM Change Noninterest-bearing demand accounts $ 3,959 $ 4,643 $ (684) Interest-bearing demand accounts 2,950 2,256 694 Money market accounts 3,399 2,655 744 Savings accounts 595 744 (149) Certificates of deposit: Brokered 483 119 364 Other 790 412 378 Total deposits $ 12,176 $ 10,829 $ 1,347 Specialty deposits (included in total deposits)* $ 2,778 $ 2,051 $ 727 In Millions * Note: prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits. 19

Deposit Details - QTR 4Q23 3Q23 QTR Change Noninterest-bearing demand accounts $ 3,959 $ 3,852 $ 107 Interest-bearing demand accounts 2,950 2,750 200 Money market accounts 3,399 3,211 188 Savings accounts 595 626 (31) Certificates of deposit: Brokered 483 696 (213) Other 790 775 15 Total deposits $ 12,176 $ 11,910 $ 266 Specialty deposits (included in total deposits)** $ 2,778 $ 2,693 $ 85 In Millions * Total deposits excluding specialty and brokered CDs increased $394 million in 4Q23. ** Note: prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits. * 20

Deposit By Region

ENTERPRISE
Financial Services Corp

In Millions

Specialty Deposits**



$2,051
$2,693
$2,778
4Q22
3Q23
4Q23

Midwest (*)**



$5,413
$6,098
$6,219
4Q22
3Q23
4Q23

Southwest



$1,845
$1,802
$1,828
4Q22
3Q23
4Q23

West*



$1,520
$1,317
$1,351
4Q22
3Q23
4Q23

Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California)
**Includes brokered balances*
*** Note, prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits.*

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23.0% 34.0% 40.4% 42.9% 32.5% 33% 33%10% 24% $5,771 $7,985 $11,344 $10,829 $12,176 0.92% 0.32% 0.11% 0.27% 1.58% Deposits Cost of deposits Noninterest bearing % 2019 2020 2021 2022 2023 CD Interest-Bearing Demand Accounts DDA MMA & Savings In Millions Total Deposits $12.2 billion 4Q23 Deposit Mix 22

Specialty Deposits

ENTERPRISE Financial Services Corp



29.7%
30.7%
39.6%

- **$2.78 billion - Specialty deposits, representing 23% of total deposits**
- **$2.81 billion - Average specialty deposits for 4Q23**
- **$21.6 million - Related deposit costs in noninterest expense, resulting in an average specialty deposit cost of 3.05%**
- **$126.7 thousand - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
- **22 - Number of traditional branches that would support the EFSC specialty deposit portfolio**

Data Source: Deposit data as of June 30th, 2023, per the FDIC Summary of Deposits.

Community Associations

$1.1 billion in deposit accounts specifically designed to serve the needs of community associations.

Property Management

$854 million in deposits. Specializing in the compliance of Property Management Trust Accounts.

Third Party Escrow and Trust Services

$824 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.



In Millions
$1,000
$500
$—
Community Assoc
Property Mgmt
Third-Party Escrow and Trust Services
4Q22
1Q23
2Q23
3Q23
4Q23

23

Core Funding Mix

ENTERPRISE Financial Services Corp

In Millions

4Q23

Commercial	Business Banking	Consumer	Specialty
$4,512	$1,270	$2,879	$2,778



30%
37%
32%
17%
4%
43%
35%
7%
2%
24%
31%
18%
18%
34%
58%
7%
DDA
NOW
MMA
SAV
CD 1 yr or less
CD > 1 yr

Net New/Closed Deposit Accounts

	COMMERCIAL	BUSINESS BANKING	CONSUMER	SPECIALTY
Total net average balance (*$ in thousands*)				
4Q23	$ 85,358	$ 18,529	$ 26,556	$ 214,189
3Q23	$ 51,792	$ 35,842	$ 27,182	$ 228,800
2Q23	$ 52,313	$ 15,031	$ 687	$ 161,683
1Q23	$ 99,087	$ 41,931	$ 6,502	$ 106,043
Number of accounts				
4Q23	84	(77)	842	1,452
3Q23	96	(23)	996	1,229
2Q23	(54)	(110)	482	1,792
1Q23	(46)	(206)	188	1,190

Total Portfolio Average Account Size & Cost of Funds

Average account size (*$ in thousands*)				
4Q23	$ 292	$ 66	$ 25	$ 127
Cost of funds				
4Q23[1]	2.27 %	1.12 %	1.59 %	1.25 %

Overview

- Estimated uninsured deposits of $3.8 billion, or 31% of total deposits[2]
- ~80% of commercial deposits utilize Treasury Management services
- ~90% of checking and savings accounts utilize online banking services
- ~60% of commercial deposits have a lending relationship
- ~ 129% of on- and off-balance sheet liquidity to estimated uninsured deposits

[1] At December 31, 2023

[2] Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts.

Note: Brokered deposits: 4Q23 $0.7 billion; 3.32% cost of funds

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Earnings Per Share Trend - 4Q23 $1.17 $0.26 $(0.21) $(0.08) $0.02 $1.16 3Q23 Operating Revenue Provision for Credit Losses Noninterest Expense Change in Effective Tax Rate 4Q23 Change in EPS 25

$5.31 $2.05 $(0.78) $(1.54) $0.03 $5.07 2022 Operating Revenue Provision for Credit Losses Noninterest Expense Change in Effective Tax Rate 2023 Change in EPS Earnings Per Share Trend - 2023 26

In Millions $238.7 $270.0 $360.2 $473.9 $562.6 3.80% 3.56% 3.41% 3.89% 4.43% 2.16% 0.36% 0.08% 1.68% 5.03% Net Interest Income Net Interest Margin Average Effective Federal Funds Rate 2019 2020 2021 2022 2023 Net Interest Income Trend 27

Credit Trends for Loans 2019 2020 2021 2022 2023 NPLs/Loans 0.50% 0.53% 0.31% 0.10% 0.40 % NPAs/Assets 0.45% 0.45% 0.23% 0.08% 0.34 % Criticized & Classified Loans/Loans 5.03% 6.42% 5.52% 4.09% 4.06 % ACL/NPLs 163.80% 354.90% 517.60% 1371.90% 308.2 % ACL/Loans* 0.81% 2.31% 1.84% 1.56% 1.35 % Provision expense (benefit) $6.4 $65.4 $13.4 $(0.6) $36.6 NCO/Average loans 0.13% 0.03% 0.14% 0.04% 0.37% *Excludes guaranteed loans for 2020 - 2023. A Non-GAAP Measure, Refer to Appendix for Reconciliation. In Millions 28

$142.1 $21.2 $(28.5) $134.8 ACL 3Q23 Portfolio Changes Net Charge-offs ACL 4Q23 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q23 Loans ACL ACL as a % of Loans Commercial and industrial $4,673 $59 1.26 % Commercial real estate 4,804 55 1.14 % Construction real estate 760 10 1.32 % Residential real estate 372 6 1.61 % Other 275 5 1.82 % Total $10,884 $135 1.24 % Reserves on sponsor finance, which is included in the categories above, represented $23.0 million. Total ACL percentage of loans excluding government guaranteed loans* was 1.35%. *A Non-GAAP Measure, Refer to Appendix for Reconciliation. In Millions 29

Noninterest Income Trend In Millions $49.2 $54.5 $67.7 $59.2 $68.7 $9.9 $9.7 $10.3 $10.0 $10.0 $12.8 $11.7 $15.4 $18.3 $16.6 $9.2 $9.5 $11.9 $11.6 $10.0 $11.9 $17.0 $22.1 $16.7 $22.9 $5.4 $6.6 $8.0 $2.6 $9.2 17.1% 16.8% 15.8% 11.1% 10.9% Wealth Management Deposit Services Charge Card Services Other Tax Credit Income Noninterest income/Total income 2019 2020 2021 2022 2023 30

Noninterest Expense Trend In Millions $165.5 $167.2 $245.9 $274.2 $348.2 $53.7 $57.2 $65.0 $78.5 $92.4 $14.2 $31.1 $72.3 $2.4 $12.5 $13.5 $16.3 $17.6 $16.5 $81.3 $92.3 $124.9 $147.0 $164.6 $18.0 $4.2 $22.1 $3.4 50.1% 48.7% 49.7% 49.8% 53.4% Other Deposit costs FDIC special assessment Occupancy Employee compensation and benefits Merger-related expenses Branch-closure expenses Core efficiency ratio* NIE / Average assets 2019 2020 2021 2022 2023 2.4% 2.0% 2.1% 2.1% 2.5% 31

EFSC Borrowing Capacity $4.2 $4.3 $4.4 $0.8 $0.9 $1.0 $2.6 $2.5 $2.5 $0.1 $0.1 $0.1$0.7 $0.8 $0.8 36% 36% 37% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 2Q23 3Q23 4Q23 In Billions End of Period and Average Loans to Deposits 90% 90% 91% 89% 89%86% 90% 90% 88% 88% End of period Loans/Deposits Avg Loans/Avg Deposits 4Q22 1Q23 2Q23 3Q23 4Q23 • $1.0 billion available FHLB capacity • $2.5 billion available FRB capacity • $120 million in six federal funds lines • $809 million unpledged investment securities • $433.0 million cash • $25 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.3 $0.3 $0.4 $0.2 $0.2 $0.3 $0.5 $0.9 $1.1 $1.4 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* In Billions Strong Liquidity Profile *Trailing 12 months ending December 31 of each year Liquidity 32

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 12% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 32% Corporate debt securities 6% U.S. Treasury bills 8% TOTAL $2.4 Billion • Effective duration of 5.9 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $324.7 million • 3.20% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 4Q22 1Q23 2Q23 3Q23 4Q23 $— $600 $1,200 $1,800 $(320) $(160) $— $160 In Millions $158.8 $101.3 $74.6 $53.9 $144.6 5.22% 4.79% 5.07% 5.60% 5.36% Principal Cost Yield (TEQ) 4Q22 1Q23 2Q23 3Q23 4Q23 Investment Purchase Yield In Millions Investment Portfolio 33

Capital Strategy

ENTERPRISE Financial Services Corp

EFSC Capital Strategy: Low Cost - Highly Flexible	
High Capital Retention Rate	• Strong earnings profile • Sustainable dividend profile
Supports Robust Asset Growth	• Organic loan and deposit growth • High quality M&A to enhance commercial franchise and geographic diversification
Maintain High Quality Capital Stack	• Minimize WACC over time (preferred, sub debt, etc.) • Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14%
Maintain 8-9% TCE	• Common stock repurchases • M&A deal structures • Drives ROATCE above peer levels

34

Capital TBV and Dividends per Share $23.76 $25.48 $28.28 $28.67 $33.85 $0.62 $0.72 $0.75 $0.90 $1.00 TBV/Share Dividends per Share 2019 2020 2021 2022 2023 Return of Capital $32.1 $35.1 $86.8 $66.5 $37.4 $16.6 $19.8 $26.2 $33.6 $15.5 $15.3 $60.6 $32.9 Common dividend payments Share repurchases 2019 2020 2021 2022 2023 In Millions 35

Regulatory Capital 10.0% 14.0% 12.9% 14.9% 14.7% 14.2% 14.2% 6.5% 10.0% 9.9% 10.9% 11.3% 11.1% 11.3% 9.3% 10.1% CET1 Tier 1 Total Risk Based Capital CET1 excluding unrealized losses* Minimum "Well Capitalized" Ratio Optimal Capital Levels 2019 2020 2021 2022 2023 8.0% 12.7%12.6%12.1% 13.0% 11.4%12.0% *CET1 excluding unrealized losses (when applicable) 36

61% Adjustable Rate Loans High-quality, Cash- flowing Securities Portfolio with 5.9 Year Average Duration 32.5% Noninterest- Bearing DDA to Total Deposits 8.96% TCE/TA1 8.67% adjusted2 11.3% CET1 10.1% adjusted3 Balance Sheet Positioned for Growth 1Tangible Common Equity/Tangible Assets is a non-GAAP measure; refer to appendix for reconciliation. 2Tangible Common Equity/Tangible Assets adjusted for unrealized losses on held-to-maturity securities is a non-GAAP measure; refer to appendix for reconciliation. 3Common Equity Tier 1 ratio adjusted for unrealized losses on securities is a non-GAAP measure; refer to appendix for reconciliation. 37

Appendix

*Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Capital • Tangible Common Equity/Tangible Assets** 8.96%, compared to 8.51% • Tangible Book Value Per Common Share** $33.85, compared to $31.06 • CET1 Ratio 11.3%, compared to 11.2% • Quarterly common stock dividend of 0.25 per share in fourth quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Net Income $44.5 million, down $0.1 million; EPS $1.16 • Net Interest Income $140.7 million, down $0.9 million; NIM 4.23% • PPNR** $75.8 million, up $10.7 million • ROAA** 1.28%, compared to 1.26%; PPNR ROAA** 2.10%, compared to 1.84% • ROATCE** 14.98%, compared to 14.49% Earnings Financial Highlights - 4Q23* 39

*Comparisons noted below are to the linked quarter unless otherwise noted. Loans & Deposits • Loans $10.9 billion, up $267.3 million • Loan/Deposit Ratio 89% • Deposits $12.2 billion, up $266.5 million • Noninterest-bearing Deposits/Total Deposits 33% Asset Quality • Nonperforming Loans/Loans 0.40% • Nonperforming Assets/Assets 0.34% • Allowance Coverage Ratio 1.24%; 1.35% adjusted for guaranteed loans • Net Charge-offs $28.5 million Financial Highlights, continued - 4Q23* 40

Capital • Tangible Common Equity/Tangible Assets** 8.96%, compared to 8.43% • Tangible Book Value Per Share** $33.85, compared to $28.67, increase of 18% • Common stock dividend increased to $1.00 per share, compared to $0.90 per share • Net Income $194.1 million, down $9.0 million; EPS $5.07 compared to $5.31 • Net Interest Income $562.6 million, up $88.7 million; NIM 4.43%, compared to 3.89% • PPNR** $284.8 million, up $25.8 million • ROAA** 1.42%, compared to 1.52%; PPNR ROAA**2.06%, compared to 1.94% • ROATCE** 16.40%, compared to 19.10% Earnings *Comparisons noted below are to the prior year. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans, Deposits, & Asset Quality • Loans $10.9 billion, up $1.1 billion, or 12% • Deposits $12.2 billion, up $1.3 billion, or 12% • Net Charge-offs $38.0 million, or 0.37% of average loans, compared to 0.04% Financial Highlights, continued - 2023* 41

■ Selected by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury to receive $303 million of New Markets Tax Credits allocations since 2011. ■ In 2022 we invested over $1.8 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 38,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2022 Environmental, Social and Governance Report is available at https:// www.enterprisebank.com/about/corporate-responsibility. Our Framework Additional Policies We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the laws and regulations applicable to our businesses, but we also strive to operate with integrity and accountability consistent with our Guiding Principles. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Climate With the oversight of our Board and the Risk Committee, we are formulating processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/about/corporate-responsibility. Human Capital Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 42

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, ROAA, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, ROAA, PPNR ROAA, core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 43

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

Tangible Common Equity Ratio

(in thousands, except per share data)	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
	Period end					
Shareholders' equity (GAAP)	$ 1,716,068	$ 1,611,880	$ 1,522,263	$ 1,529,116	$ 1,078,975	$ 867,185
Less preferred stock	71,988	71,988	71,988	71,988	—	—
Less goodwill	365,164	365,164	365,164	365,164	260,567	210,344
Less intangible assets	12,318	13,425	16,919	22,286	23,084	26,076
Tangible common equity (non-GAAP)	$ 1,266,598	$ 1,161,303	$ 1,068,192	$ 1,069,678	$ 795,324	$ 630,765
Less net unrealized loss on HTM securities, after tax	41,038					
Tangible common equity adjusted for unrealized losses on HTM securities (non-GAAP)	$ 1,225,560					
Common shares outstanding	37,416	37,385	37,253	37,820	31,210	26,543
Tangible book value per share (non-GAAP)	$ 33.85	$ 31.06	$ 28.67	$ 28.28	$ 25.48	$ 23.76
Total assets (GAAP)	$ 14,518,590	$ 14,025,042	$ 13,054,172	$ 13,537,358	$ 9,751,571	$ 7,333,791
Less goodwill	365,164	365,164	365,164	365,164	260,567	210,344
Less intangible assets	12,318	13,425	16,919	22,286	23,084	26,076
Tangible assets (non-GAAP)	$ 14,141,108	$ 13,646,453	$ 12,672,089	$ 13,149,908	$ 9,467,920	$ 7,097,371
Tangible common equity/ tangible assets ratio (non-GAAP)	8.96 %	8.51 %	8.43 %	8.13 %	8.40 %	8.89 %
Tangible common equity/ tangible assets adjusted for unrealized losses on HTM securities (non-GAAP)	8.67 %					

CET1 Ratio Adjusted for Unrealized Loss(Gain)

	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
	Period end					
CET1 capital	$ 1,387,802	$ 1,349,546	$ 1,228,786	$ 1,091,823	$ 795,873	$ 616,825
Less unrealized loss (gain) on investment securities, after tax[1]	153,882	257,157	205,984	(8,544)	(32,458)	(15,559)
CET1 capital excluding unrealized loss (gain) on securities	$ 1,233,920	$ 1,092,389	$ 1,022,802	$ 1,100,367	$ 828,331	$ 632,384
Total risk-weighted assets	$ 12,235,391	$ 12,056,741	$ 11,036,203	$ 9,666,530	$ 7,334,945	$ 6,202,820
CET1 capital/ risk-weighted assets	11.3 %	11.2 %	11.1 %	11.3 %	10.9 %	9.9 %
CET1 capital excluding unrealized loss (gain)/ risk-weighted assets	10.1 %	9.1 %	9.3 %	11.4 %	11.3 %	10.2 %

[1]Tax rate is approximately 25%

44

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE
Financial Services Corp

Return on Average Tangible Common Equity (ROATCE)

($ in thousands)	Quarter ended December 31, 2023	Quarter ended September 30, 2023	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Average shareholder's equity (GAAP)	$ 1,652,882	$ 1,648,605	$ 1,623,121	$ 1,498,759	$ 1,277,153
Less average preferred stock	71,988	71,988	71,988	71,988	8,903
Less average goodwill	365,164	365,164	365,164	365,164	307,614
Less average intangible assets	12,858	13,967	14,531	19,516	22,460
Average tangible common equity (non-GAAP)	$ 1,202,872	$ 1,197,486	$ 1,171,438	$ 1,042,091	$ 938,176
Net income available to common shareholders (GAAP)	$ 43,592	$ 43,727	190,309	$ 199,002	$ 133,055
Branch-closure expenses	—	—	—	—	3,441
CECL double count	—	—	—	—	25,353
Merger-related expenses	—	—	—	—	22,082
FDIC special assessment	2,412	—	2,412	—	—
Related tax effect	(598)	—	(598)	—	(12,382)
Adjusted net income available to common shareholders (non-GAAP)	$ 45,406	$ 43,727	$ 192,123	$ 199,002	$ 171,549
ROATCE (non-GAAP)	14.38 %	14.49 %	16.25 %	19.10 %	14.18 %
ROATCE adjusted (non-GAAP)	14.98 %	14.49 %	16.40 %	19.10 %	18.29 %

Return on Average Assets (ROAA)

($ in thousands)	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Net income (GAAP)	194,059	$ 203,043	$ 133,055
Branch-closure expenses	—	—	3,441
CECL double count	—	—	25,353
Merger-related expenses	—	—	22,082
FDIC special assessment	2,412	—	—
Related tax effect	(598)	—	(12,382)
Adjusted net income (non-GAAP)	$ 195,873	$ 203,043	$ 171,549
Average assets	13,805,236	$ 13,319,624	$ 11,467,310
ROAA (GAAP)	1.41 %	1.52 %	1.16 %
ROAA (non-GAAP)	1.42 %	1.52 %	1.50 %

45

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE
Financial Services Corp

PPNR & PPNR ROAA

($ in thousands)	Quarter ended December 31, 2023	Quarter ended September 30, 2023	Year ended December 31, 2023	Year ended December 31, 2022
Net interest income	$ 140,732	$ 141,639	$ 562,592	$ 473,903
Noninterest income	25,452	12,085	68,725	59,162
FDIC special assessment	2,412	—	2,412	—
Less gain on sale of investment securities	220	—	601	—
Less gain (loss) on sale of other real estate owned	—	—	187	(93)
Less noninterest expense	92,603	88,644	348,186	274,216
PPNR (non-GAAP)	$ 75,553	$ 65,080	$ 284,755	$ 258,942
Average assets	$ 14,332,804	$ 14,068,860	$ 13,805,236	$ 13,319,624
ROAA (GAAP)	1.23 %	1.26 %	1.41 %	1.52 %
PPNR ROAA (non-GAAP)	2.10 %	1.84 %	2.06 %	1.94 %

Allowance Coverage Ratio Adjusted for Guaranteed Loans

($ in thousands)	Period end December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Loans (GAAP)	$ 10,884,118	$ 10,616,820	$ 9,737,138	$ 9,017,642	$ 7,224,935
Less PPP and other guaranteed loans, net	932,118	950,909	960,254	1,151,895	1,297,212
Adjusted loans (non-GAAP)	$ 9,952,000	$ 9,665,911	$ 8,776,884	$ 7,865,747	$ 5,927,723
Allowance for credit losses	$ 134,771	$ 142,133	$ 136,932	$ 145,041	$ 136,671
Allowance for credit losses/loans (GAAP)	1.24 %	1.34 %	1.41 %	1.61 %	1.89 %
Allowance for credit losses/adjusted loans (non-GAAP)	1.35 %	1.47 %	1.56 %	1.84 %	2.31 %

46

Reconciliation of Non-GAAP Financial Measures Year ended ($ in thousands) December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Net interest income (GAAP) $ 562,592 $ 473,903 $ 360,194 $ 270,001 $ 238,717 Tax-equivalent adjustment 8,079 7,042 5,151 3,190 1,611 Less incremental accretion income — — — 4,083 4,783 Net interest income - FTE (non-GAAP) 570,671 480,945 365,345 269,108 235,545 Noninterest income (GAAP) 68,725 59,162 67,743 54,503 49,176 Less gain on sale of investment securities 601 — — 421 243 Less gain (loss) on sale of other real estate owned 187 (93) 884 — — Less other income from non-core acquired assets — — — — 1,372 Less other non-core income — — — 265 266 Core revenue (non-GAAP) $ 638,608 $ 540,200 $ 432,204 $ 322,925 $ 282,840 Noninterest expense (GAAP) $ 348,186 $ 274,216 $ 245,919 $ 167,159 $ 165,485 Less amortization on intangibles 4,601 5,367 5,691 5,673 5,543 Less FDIC special assessment 2,412 — — — — Less other expenses (benefits) related to non-core acquired loans — — — 57 257 Less branch closure expenses — — 3,441 — — Less merger-related expenses — — 22,082 4,174 17,969 Core noninterest expense (non-GAAP) $ 341,173 $ 268,849 $ 214,705 $ 157,255 $ 141,716 Core efficiency ratio (non-GAAP) 53.42% 49.77% 49.68% 48.70% 50.10 % Core Efficiency Ratio 47